Fees Summary	Feb. 10, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	14,714.68
Total Transaction Valuation	106,550,894.59
Total Offset Amount	0.00
Net Fee	$ 14,714.68